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                                                                  EXHIBIT 99.4


                                    STATEMENT


Pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, the undersigned officer of Manpower Inc. (the "Company"), hereby certifies that to his knowledge:

         (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of
                  Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

         (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


MANPOWER INC.

Dated:  August 4, 2003



/s/ Michael J. Van Handel
-------------------------------
Michael J. Van Handel
Executive Vice President,
Chief Financial Officer






This certification accompanies this Quarterly Report on Form 10-Q pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934. A signed original of this written statement required by Section 906 has been provided to Manpower Inc. and will be retained by Manpower Inc. and furnished to the Securities and Exchange Commission or its staff upon request.